                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                          PLAN INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                          PLAN INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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

                           PLAN INVESTMENT FUND, INC.
                             225 N. MICHIGAN AVENUE
                             CHICAGO, ILLINOIS 60601

                               ------------------

                           NOTICE OF ANNUAL MEETING OF
                        PARTICIPATION CERTIFICATE HOLDERS
                          TO BE HELD ON APRIL 22, 1999

                               ------------------


To:     The Participation Certificate Holders of
        Plan Investment Fund, Inc.

The Annual Meeting of Participation Certificate holders of PLAN INVESTMENT FUND, INC. (the "Company") will be held on April 22, 1999, at 2:00 P.M. CT at the Hilton Chicago O'Hare Airport, O'Hare International Airport, Chicago, IL, for the following purposes:

(1) To elect eight (8) Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his successor is duly elected and qualified;

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent certified public accountants for the Company for the fiscal year ending December 31, 1999; and

(3)     To transact such other business as may properly come before the meeting.

        The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.

        Participation Certificate holders of record at the close of business on February 26, 1999, have the right to vote at the meeting.

        Whether or not you now expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy by April 9, 1999 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.



        March 19, 1999                          Burton X. Rosenberg
                                                     Secretary

                           PLAN INVESTMENT FUND, INC.
                             225 N. MICHIGAN AVENUE
                             CHICAGO, ILLINOIS 60601

                               ------------------

                                 PROXY STATEMENT

                               ------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the "Company") for use at the Annual Meeting of Participation Certificate holders to be held on April 22, 1999, at 2:00 P.M. CT at the Hilton Chicago O'Hare Airport, O'Hare International Airport, Chicago, IL (such meeting, including any adjournment thereof, is referred to as the "Meeting"). The Company will bear all proxy solicitation costs. Any Participation Certificate ("PC") holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about March 19, 1999.

The Company currently offers three portfolios - the Government/REPO Portfolio, the Money Market Portfolio and the Short-Term Portfolio. Only PC holders of record at the close of business on February 26, 1999, will be entitled to vote at the Meeting. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting: 186,686,784.70 Government/REPO Portfolio PCs, 431,495,824.34 Money Market Portfolio PCs and 7,444,415.272 Short-Term Portfolio PCs. Each PC is entitled to one vote. Cumulative voting is not permitted.

Each PC holder of record on the record date shall be entitled to cast one vote for each PC and a pro rata vote for each fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting. The approval of a majority of the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast a vote with respect to at least a majority of the Company's issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.

The Company's Annual Report for its Government/REPO, Money Market and Short-Term Portfolios, containing financial statements for the year ended December 31, 1998, has been mailed to PC holders and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call PFPC Inc. at
(800) 441-7764.

If you do not expect to be present at the Meeting and wish your PCs to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Company, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19885-9628.

                              ELECTION OF TRUSTEES

Eight Trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company's Bylaws. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and, unless contrary instructions are given, intend to vote for the nominees named below.

All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority of the outstanding PCs of the Company. The following table sets forth certain information about the nominees:


Name, Position &                                       Prior Five Years
Length of Service                Age                 Business Experience
-----------------                ---                 -------------------

Howard F. Beacham, III           44        April 1998 to Present, President,
 Trustee since 1998 (1)                    Blue Cross and Blue Shield of Central
                                           New York (Excellus Health Plan Inc.);
                                           September 1997 to April 1998,
                                           Executive Vice President Blue Cross
                                           and Blue Shield of Central New York
                                           (Excellus Health Plan, Inc.); October
                                           1996 to August 1997, Senior Vice
                                           President, Finance, Blue Cross and
                                           Blue Shield of Central New York
                                           (Excellus Health Plan, Inc.); January
                                           1994 to September 1996, Vice
                                           President, Finance, Blue Cross and
                                           Blue Shield of Central New York
                                           (Excellus Health Plans, Inc.; January
                                           1996 to Present, Secretary/Treasurer
                                           HMO-CNY, Inc. (Subsidiary of Blue
                                           Cross and Blue Shield of Central New
                                           York (Excellus Health Plans, Inc.);
                                           January 1994 to December 1998
                                           Secretary/Treasurer BC&S Associates,
                                           Inc. (Subsidiary of Blue Cross and
                                           Blue Shield of Central New York,
                                           (Excellus Health Plans, Inc.)

Philip A. Goss*                  40        January  1994 to  Present,  President
 Trustee since 1994                        and Chief Executive Officer, Health
 President since 1994                      Plans Capital Services Corp.


Steven L. Hooker                 44        April 1996 to Present, Senior Vice
  Trustee since 1994(2)                    President, Chief Financial Officer
                                           and Treasurer, The Regence Group;
                                           January 1994 to August 1996, Senior
                                           Vice President, Finance and
                                           Treasurer, Blue Cross and Blue Shield
                                           of Oregon; January 1994 to January
                                           1997, President of Regence Life and
                                           Health (formerly known as Oregon
                                           Pacific States Insurance Co. and
                                           Associated Administrators Inc.).

Ronald F. King*                  51        January 1997 to Present, President
  Trustee since 1997                       and Chief Executive Officer, Blue
   Executive Trustee                       Cross and Blue Shield of Oklahoma;
   since 1998 (1)                          February 1995 to January 1997,
                                           President and Chief Operating
                                           Officer, Blue Cross and Blue Shield
                                           of Oklahoma; March 1994 to January
                                           1995, Executive Vice President,
                                           Operations, Blue Cross and Blue
                                           Shield of Oklahoma; January 1994 to
                                           February 1994, Senior Vice President,
                                           Finance and Corporate Treasurer, Blue
                                           Cross and Blue Shield of Oklahoma.

Mark A. Orloff
   Trustee since 1999            44        1994 to Present, Vice President and
                                           Deputy General Counsel, Blue Cross
                                           and Blue Shield Association

Joseph F. Reichard
   Trustee since 1998            51        April 1998 to Present, Vice
                                           President, Treasury Services and
                                           Assistant Treasurer, Highmark Inc;
                                           March 1995 to March 1998, Director of
                                           Financial Services, Blue Cross of
                                           Western Pennsylvania; January 1994 to
                                           February 1995, Investment Manager,
                                           Blue Cross of Western Pennsylvania.

M. Edward Sellers                52        1994 to Present, President and Chief
  Trustee since 1997                       Executive Officer, Blue Cross and
                                           Blue Shield of South Carolina.

Sherman M. Wolff                 58        1994 to Present, Senior Vice
  Trustee since 1993(2)                    President, Finance and Sales, Blue
                                           Cross and Blue Shield of Illinois.
                                           Mr. Wolff also serves as a director
                                           of Metropolitan Chicago Leadership
                                           Council.




*     May be deemed an "Interested Person"

(1)   Member of the Nominating Committee

(2)   Member of the Short-Term Portfolio Code of Ethics Committee

The Board of Trustees met three times during the Company's last fiscal year. Trustee Sellers attended less than 75% of the fiscal year meetings of the Board of Trustees held during the period he was Trustee. As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of February 26, 1999, these Trustee nominees' employers owned or controlled the following:


                                 Government/REPO   Money Market     Short-Term
       Trustee                    Portfolio PCs   Portfolio PCs    Portfolio PC
       -------                    -------------   -------------    ------------

    Howard F. Beacham, III         1,167,879.00    12,384,096.20       -0-
    Philip A. Goss                18,298,648.83    18,656,109.06    205,164,303
    Steven L. Hooker               1,515,717.18    16,382,700.07     95,808.343
    Ronald F. King                           -      9,296,078.85  1,658,914.308
    Mark A. Orloff                10,000,000.00    93,024,268.69    654,582.124
    Joseph F. Reichard                      -      35,740,770.36    199,235,291
    M. Edward Sellers             25,697,056.53    13,858,872.49  2,543,943.944
    Sherman M. Wolff                       -       44,909,200.54  1,654,023.878

The Company pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.

Trustees who may be deemed Interested Persons are also Directors of Health Plans Capital Services Corp. ("CSC"), 225 N. Michigan Avenue, Chicago, IL, 60601. CSC has been retained to act as administrator for the Company. For the services provided and expenses assumed by CSC as administrator, CSC is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio's average annual net assets. For the fiscal year ended December 31, 1998, CSC was paid $46,697 and voluntarily waived $82,352 of the $129,049 which CSC was entitled to as the fee payable for its services as administrator for the Government/REPO Portfolio. For the fiscal year ended December 31, 1998, CSC was paid $221,903 and voluntarily waived $199 of the $222,102 which CSC was entitled to as the fee payable for its services as administrator for the Money Market Portfolio. For the fiscal year ended December 31, 1998, CSC was paid $18,823 and voluntarily waived $5,395 of the $24,218 which CSC was entitled to as the fee payable for its services as administrator for the Short-Term Portfolio. As of February 26, 1999, CSC had earned $4,126, after voluntary fee waivers, as administrator for the Government/REPO Portfolio, $39,588, after voluntary fee waivers, as administrator for the Money Market Portfolio and $4,619, after voluntarily fee waivers, as administrator for the Short-Term Portfolio, in 1999.

The Company has no standing Audit or Compensation Committee. The Company's Nominating Committee, which was established December 10, 1987, gathers information and makes recommendations to the Board of Trustees on potential nominees for election as Trustees of the Company. The Nominating Committee, consisting of Messrs. Ronald F. King and Thomas F. Ward, most recently met on February 17, 1999. The Nominating Committee will consider PC holder recommendations of potential nominees that are submitted in writing and received by the Company at its principal office by the November 30 preceding the next regularly scheduled Annual Meeting of PC holders.


                  RATIFICATION OR REJECTION OF THE SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


PricewaterhouseCoopers LLP (formerly Coopers & Lybrand LLP) has been selected by the Board of Trustees, including a majority of the Board of Trustees who are not Interested Persons, as independent certified public accountants for the Company for the fiscal year ending December 31, 1999. The Trustees originally selected PricewaterhouseCoopers LLP at a meeting held August 8, 1985, and reconfirmed this selection for the 1999 fiscal year at a meeting held January 27, 1999. The ratification or rejection of the selection of independent certified public accountants for the 1999 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for PricewaterhouseCoopers LLP unless contrary instructions are given. The selection of independent certified public accountants is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940.

PricewaterhouseCoopers LLP has been the Company's auditor since the Company's inception of operations and has no direct or material indirect financial interest in the Company. It is expected that a representative of the firm will be present at the Meeting to make a statement if desired and to respond to appropriate questions.

                             ADDITIONAL INFORMATION

OFFICERS

Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees:
                                     Prior Five Years
Name & Position              Age    Business Experience
----------------             ---    -------------------

Dale E. Palka                 50    December 1996 to Present, Executive
  Assistant Secretary               Director, Investment Programs, Health
     since 1997                     Plans Capital Services Corp.; 1994 to
                                    December 1996,  Director of  Investments,
                                    Blue Cross and Blue Shield of Michigan

Burton X. Rosenberg           58    1994 to Present, Partner, Seyfarth, Shaw,
   Secretary                        Fairweather & Geraldson
   since 1989

The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Messrs. Goss and Palka are employees of, and receive compensation from, CSC, the Company's administrator. Mr. Rosenberg is a partner of, and receives compensation from, Seyfarth, Shaw, Fairweather & Geraldson, the Company's legal counsel. Legal fees and expenses paid to Seyfarth, Shaw, Fairweather & Geraldson by the Company for the last fiscal year were $21,529.

SIGNIFICANT OWNERS

On February 26, 1999, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                             Number of            Percent of
Name and Address of Owner                    PCs Owned            Portfolio
-------------------------                    ---------            ---------

Capital Blue Cross                         107,865,000.00           57.8%
2500 Elmerton Avenue
Harrisburg, PA 17177

Independence Blue Cross                    17,704,708.06             9.5%
1901 Market Street
Philadelphia, PA 19103

Blue Cross and Blue Shield                 25,697,056.53            13.8%
 of South Carolina
I-20 East at Alpine Road
Columbia, SC 29219

Blue Cross and Blue Shield                 10,000,000.00             5.4%
 Association
225 North Michigan Avenue
Chicago, IL 60601

Health Plans Capital Services Corp.        18,298,648.83             9.8%
225 North Michigan Avenue
Chicago, IL 60601


On February 26, 1999, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                             Number of           Percent of
Name and Address of Owner                    PCs Owned            Portfolio
-------------------------                    ---------            ---------

Blue Cross and Blue Shield                 44,909,200.54            10.4%
 of Illinois
300 East Randolph Street
Chicago, IL 60601

Horizon Blue Cross and Blue                65,016,064.16           15.1%
 Shield of New Jersey, Inc.
3 Penn Plaza East
Newark, NJ 07105

Highmark Blue Cross and                    35,740,770.36            8.3%
 Blue Shield
120 Fifth Avenue
Pittsburgh, PA 15222-3099

Blue Cross and Blue Shield                 93,024,268.59           21.6%
 Association
225 North Michigan Avenue
Chicago, IL 60601


On February 26, 1999, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Short-Term Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                             Number of          Percent of
Name and Address of Owner                    PCs Owned           Portfolio
-------------------------                    ---------           ---------

Blue Cross and Blue Shield                 1,654,023.878           22.2%
 of Illinois
300 East Randolph Street
Chicago, IL 60601

Blue Cross and Blue Shield                 1,658,914.308           22.3%
 of Oklahoma
1215 South Boulder Avenue
Tulsa, OK 74119-2800

Blue Cross and Blue Shield                 2,543,943.944           34.2%
 of South Carolina
I-20 East at Alpine Road
Columbia, SC 29219

Blue Cross and Blue Shield                   654,582.124           8.8%
 Association
225 North Michigan Avenue
Chicago, IL 60601

INVESTMENT ADVISORS

The investment advisor for the Government/REPO Portfolio and the Market Portfolio is BlackRock Institutional Management Corporation, 400 Bellevue Parkway, Wilmington, DE, 19809. The investment advisor for the Short-Term Portfolio is Neuberger Berman, LLC, 605 Third Avenue, New York, NY, 10158.

PC HOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 2000 must be received by the Company at its principal office not later than November 30, 1999 in order for it to be included in the Company's proxy materials relating to such Annual Meeting.


OTHER MATTERS

Management at present knows of no other business to be presented at the Meeting or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of PC holders arise the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.


Dated: March 19, 1999


          PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND
         WHO WISH TO HAVE THEIR PCS VOTED ARE REQUESTED TO DATE AND SIGN
                   THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                           PLAN INVESTMENT FUND, INC.
                             225 N. MICHIGAN AVENUE
                             CHICAGO, ILLINOIS 60601

                               ------------------

            PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES FOR
               ANNUAL MEETING OF PARTICIPATION CERTIFICATE HOLDERS
                          TO BE HELD ON APRIL 22, 1999

                              ------------------

The undersigned Participation Certificate ("PC") holder of Plan Investment Fund, Inc. does hereby appoint Philip A. Goss and Burton X. Rosenberg, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Participation Certificate holders to be held on April 22, 1999, at the Hilton Chicago O'Hare Airport, O'Hare International Airport, Chicago, IL, at 2:00 P.M. CT and at all adjournments thereof, and thereat to vote the PCs held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1.    ELECTION OF EIGHT TRUSTEES

Instructions: To vote for individual nominees, place an "X" on the line next to each such nominee, up to a total of eight individual nominees. UNLESS THE AUTHORITY TO VOTE FOR A NOMINEE IS WITHHELD OR UNLESS OTHERWISE SPECIFIED, AUTHORITY IS DEEMED GRANTED TO VOTE FOR THE ELECTION OF SUCH NOMINEE.

                                                                Withhold
                                                    Vote       Authority
         Name of Management Nominee                  For        to Vote

         All of the nominees listed below
           or individually                          ----          ---

         Howard F. Beacham, III                     ----          ---
         Philip A. Goss                             ----          ---
         Steven L. Hooker                           ----          ---
         Ronald F. King                             ----          ---
         Mark A. Orloff                             ----          ---
         Joseph F. Reichard                         ----          ---
         M. Edward Sellers                          ----          ---
         Sherman M. Wolff

         Name of additional nominee(s)


         -----------------------                    ----

         -----------------------                    ----

         -----------------------                    ----

2.    RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Ratify selection of PricewaterhouseCoopers LLP as independent certified public accountants for the fiscal year ending December 31, 1999.

            (Accountants)            ___ FOR      ___ AGAINST     ___ ABSTAIN



3.    OTHER BUSINESS

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

            (Other Business)         ___ FOR      ___ AGAINST     ___ ABSTAIN


THE PCS REPRESENTED BY THIS PROXY SHALL BE VOTED AS INSTRUCTED, PROVIDED THAT IF NO INSTRUCTION IS GIVEN FOR A PARTICULAR MATTER, THIS PROXY CONFERS AUTHORITY TO VOTE -

(A) FOR THE ELECTION OF THE NOMINATING COMMITTEE'S SLATE OF TRUSTEES SET FORTH IN PARAGRAPH 1 ABOVE;

(B) FOR RATIFICATION OF ACCOUNTANTS SET FORTH IN PARAGRAPH 2 ABOVE; AND

(C) FOR THE RECOMMENDATIONS OF MANAGEMENT WITH RESPECT TO SUCH OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING (OR ANY ADJOURNMENT(S) THEREOF).


                          Dated : __________________, 1999



                          ________________________________
                                    (Signature)

                          ________________________________
                                      (Title)


THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY C/O PFPC INC.,
P. O. BOX 8950, WILMINGTON, DELAWARE, 19885-9628.



                                       2